PGIM ETF TRUST (the "PGIM Trust")

PGIM Ultra Short Bond ETF

PGIM Active High Yield Bond ETF

PGIM QMA Strategic Alpha Large-Cap Core ETF PGIM QMA Strategic Alpha Small-Cap Growth ETF PGIM QMA Strategic Alpha Small-Cap Value ETF PGIM QMA Strategic Alpha International Equity ETF (collectively, the "Funds")

Supplement dated March 13, 2019 to the currently effective

Summary Prospectus, Statutory Prospectus and Statement of Additional Information

This supplement sets forth changes to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information ("SAI") of each of the Funds. The following should be read in conjunction with the applicable Summary Prospectus, Statutory Prospectus and SAI and should be retained for future reference.

1.Each Fund's Summary Prospectus section entitled Investments, Risks and Performance is amended to delete and replace the current New/Small Fund Risk with the following:

New/Small Fund Risk. The Fund recently commenced operations and has a limited operating history. As a new and relatively small fund, the Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Fund, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.

2.Each Fund's Statutory Prospectus section entitled More About the Fund's Principal and Non- Principal Investment Strategies, Investments and Risks — Investments and Investment Strategies is amended to include the following:

Securities Lending

Consistent with applicable regulatory requirements, the Fund may lend portfolio securities with a value up to 33 1/3% of its total assets to brokers, dealers and other financial organizations to earn additional income. Loans of portfolio securities will be collateralized by cash. Cash collateral will be invested in an affiliated prime money market fund.

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3.Each Fund's Statutory Prospectus section entitled Risks of Investing in the Fund is amended to include the following:

Securities Lending Risk. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. The affiliated prime money market fund in which cash collateral generally is invested may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, the Fund may lose money on its investment of cash collateral in the affiliated prime money market fund, or the Fund may not be able to redeem its investment of cash collateral in the affiliated prime money market fund, which might cause the Fund to liquidate other holdings in order to return the cash collateral to the borrower upon termination of a securities loan. These events could trigger adverse tax consequences for the Fund.

4.Each Fund's Statutory Prospectus section entitled Risks of Investing in the Fund is amended to delete and replace the current New/Small Fund Risk include the following:

New/Small Fund Risk. The Fund recently commenced operations and has a limited operating history. As a new and relatively small fund, the Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this "ramp-up" period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new or smaller fund's investment strategy may require a longer period of time to show returns that are representative of the strategy. New funds have limited performance histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. If the Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Fund, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.

5.Each Fund's SAI section entitled Investment Risks and Consideration is amended to include the following:

SECURITIES LENDING. Unless otherwise noted, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions subject to applicable regulatory requirements and guidance, including the requirements that: (1) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund; (2) the borrower pledge and maintain with the Fund collateral consisting of cash having at all times a value of not less than 102% (or 105% for foreign securities) of the value of the securities lent; and (3) the loan be made subject to termination by the Fund at any time. Effective on or about April 1, 2019, Brown Brothers Harriman & Co. (BBH&Co.) will serve

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as securities lending agent for the Fund, and in that role administers the Fund's securities lending program. As compensation for these services, BBH&Co. will receive a portion of any amounts earned by the Fund through lending securities.

Cash collateral is invested in an affiliated prime money market fund and will be subject to market depreciation or appreciation. The Fund will be responsible for any loss that results from this investment of collateral. The affiliated prime money market fund in which cash collateral is invested may impose liquidity fees or temporary gates on redemptions if its weekly liquid assets fall below a designated threshold. If this were to occur, the Fund may lose money on its investment of cash collateral in the affiliated prime money market fund, or the Fund may not be able to redeem its investment of cash collateral in the affiliated prime money market fund, which might cause the Fund to liquidate other holdings in order to return the cash collateral to the borrower upon termination of a securities loan. These events could trigger adverse tax consequences for the Fund.

On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. In such situations, the Fund may sell the collateral and purchase a replacement investment in the market. There is a risk that the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities. Voting or consent rights which accompany loaned securities pass to the borrower. However, all loans may be terminated at any time to facilitate the exercise of voting or other consent rights with respect to matters considered to be material. The Fund bears the risk that there may be a delay in the return of the securities which may impair the Fund's ability to exercise such rights.

6. Each Fund's SAI section entitled Other Service Providers is amended to include the following:

SECURITIES LENDING ACTIVITIES. Effective on or about April 1, 2019, BBH&Co. will serve as securities lending agent for the Fund and in that role administers the Fund's securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and BBH&Co.

BBH&Co. is responsible for the administration and management of the Fund's securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund's custodian (BBH&Co.), ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with the Fund's investment guidelines.

BBH&Co. receives as compensation for its services a portion of the amount earned by the Fund for lending securities.

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